SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported) September 7, 2006
Crystal River Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)
Maryland

(State or Other Jurisdiction of Incorporation)

001-32958	20-2230150

(Commission File Number)	(I.R.S. Employer Identification No.)

Three World Fin. Ctr., 200 Vesey St., 10th Fl., New York, New York	10281

(Address of Principal Executive Offices)	(Zip Code)
(212) 549-8400

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On September 7, 2006, Crystal River Capital, Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended June 30, 2006. A copy of the press release is attached to this Current Report on Form 8-K (the “Current Report”) as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 2.02 disclosure.
On September 8, 2006, the Company held a conference call to discuss the Company’s financial results for its fiscal quarter ended June 30, 2006. A copy of the transcript of the call is attached to this Current Report as Exhibit 99.2 and is incorporated herein solely for purposes of this Item 2.02 disclosure. The transcript has been selectively edited to facilitate the understanding of the information communicated during the conference call.
The information in this Current Report, including the exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation by reference language in any such filing.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
99.1	Press release, dated September 7, 2006.

99.2	Transcript from second quarter earnings conference call held on September 8, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYSTAL RIVER CAPITAL, INC.

September 13, 2006	By:	/s/ John J. Feeney, Jr.

		Name:	John J. Feeney, Jr.
		Title:	Executive Vice President and Secretary

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